UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

Prelude Therapeutics Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39527	81-1384762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Innovation Boulevard Wilmington, Delaware		19803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 467-1280

200 Powder Mill Road

Wilmington, DE 19803

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Securities Purchase Agreement

On December 11, 2023, Prelude Therapeutics Incorporated, a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional accredited investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers in a private placement pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 7,936,759 shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”), at a price of $3.1499 per warrant with an exercise price of $0.0001 per share (the “Offering”).

Each Pre-Funded Warrant is immediately exercisable and will not expire. Under the terms of the Pre-Funded Warrants, the Company may not effect the exercise of any such Pre-Funded Warrant, and a holder will not be entitled to exercise any portion of any Pre-Funded Warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates, other persons acting or who could be deemed to be acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s or any of the holder’s affiliates for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) would exceed 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise (the “Maximum Percentage”), as such percentage ownership is calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Securities and Exchange Commission (the “SEC”). A holder may reset the Maximum Percentage to a higher percentage (not to exceed 19.99%), effective 61 days after written notice to the Company, or a lower percentage, effective immediately upon written notice to the Company. Any such increase or decrease will apply only to that holder and not to any other holder of the Pre-Funded Warrants.

The Company estimates that the net proceeds from the Offering will be approximately $24.9 million, after deducting estimated Offering expenses. The Company intends to use the net proceeds from the Offering primarily to fund the continued advancement of its SMARCA2 portfolio, for working capital and general corporate purposes. The Company expects the Offering to close on December 13, 2023 (the "Closing Date"), subject to the satisfaction of customary closing conditions.

The foregoing summary of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2023. The form of Pre-Funded Warrant to Purchase Common Stock for the Pre-Funded Warrants is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the terms of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit.

Amended and Restated Registration Rights Agreement

In connection with the Offering, the Company and the Purchasers also entered into an Amended and Restated Registration Rights Agreement, dated as of December 11, 2023 (the “Amended and Restated Registration Rights Agreement”), providing for the registration for resale of the shares of Common Stock underlying the Pre-Funded Warrants (the “Warrant Shares”). The Company has agreed to prepare and file a registration statement (the “Registration Statement”) with the SEC promptly following the Closing Date, but no later than thirty (30) days after the Closing Date.

The Company has granted the Purchasers customary indemnification rights in connection with the Amended and Restated Registration Rights Agreement. The Purchasers have also granted the Company customary indemnification rights in connection with the Registration Statement.

The foregoing summary of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Registration Rights Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2023.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure required by this Item 3.02 and included in Item 1.01 is incorporated into this Item 3.02 by reference.

Based in part upon the representations of the Purchasers in the Securities Purchase Agreement, the Company offered and sold the Pre-Funded Warrants and Warrant Shares in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and corresponding provisions of state securities or “blue sky” laws. The Pre-Funded Warrants and Warrant Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Pre-Funded Warrants and Warrant Shares did not involve a public offering and was made without general solicitation or general advertising. Each of the Purchasers represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the Pre-Funded Warrants for investment purposes only and not with a view to any resale or distribution of the Pre-Funded Warrants or Warrant Shares in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 8.01. Other Events.

On December 11, 2023, the Company issued a press release announcing the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the press release is qualified in its entirety by reference to such exhibit.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Securities Act, the Securities Exchange Act of 1934, as amended, and of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements regarding the expected net proceeds of the Offering, the anticipated use of net proceeds of the Offering and satisfaction of the closing conditions of the Offering. Statements including words such as “believe,” “plan,” “continue,” “expect,” “will be,” “develop,” “signal,” “potential,” “anticipate” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties disclosed in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2023, filed with the SEC on November 1, 2023, and its other filings with the SEC. Forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Form of Pre-Funded Warrant
99.1	Press Release, dated December 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRELUDE THERAPEUTICS INCORPORATED

Date: December 11, 2023	By:	/s/ Bryant Lim
Bryant Lim
Chief Legal Officer and Corporate Secretary